The Value Line Fund, Inc.
(Ticker Symbol: VLIFX)

Value Line Core Bond Fund
(Ticker Symbol: VAGIX)

Value Line Income and Growth Fund, Inc.
(Tcker Symbol: VALIX)

Value Line Larger Companies Fund, Inc.
(Ticker Symbol: VALLX)

Value Line Premier Growth Fund, Inc.
(Ticker Symbol: VALSX)

P R O S P E C T U S M A Y 1 , 2 0 1 4

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Summary Sections
Value Line Fund Summary Page 2
Value Line Core Bond Fund Summary Page 7
Value Line Income and Growth Fund Summary Page 14
Value Line Larger Companies Fund Summary Page 20
Value Line Premier Growth Fund Summary Page 26
All Funds - Tax Information and Financial Intermediary Compensation Page 31

Additional Information Regarding Principal Investment Strategies
Value Line Fund Page 32
Value Line Core Bond Fund Page 34
Value Line Income and Growth Fund Page 37
Value Line Larger Companies Fund Page 40
Value Line Premier Growth Fund Page 42

All Funds - Information Regarding Non-Principal Investment Strategies
Certain non-principal investment strategies of the Funds Page 43

Additional Information Regarding Principal Risks
The principal risks of investing in the Funds Page 44

Who Manages the Funds
Investment Adviser Page 49
Management fees Page 49
Portfolio management Page 50

About Your Account
How to buy shares Page 52
How to sell shares Page 56
Frequent purchases and redemptions of Fund shares Page 59
Special services Page 60
Dividends, distributions and taxes Page 61

Financial Highlights
Financial Highlights Page 66

V A L U E L I N E F U N D S U M M A R Y

Investment objectives

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.69%
Distribution and Service (12b-1) Fees(1)	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.26%

(1)
The expense information in the table has been restated to reflect the elimination of the Fund’s 12b-1 fee waiver, effective August 1, 2013, as if such waiver had been eliminated prior to the start of the Fund’s fiscal year ended December 31, 2013. If not restated, the Fund’s expenses reflected in the table would be lower.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Fund	$128	$400	$692	$1,523

2

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s investment objectives, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 95% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Apart from the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”) applicable to diversified funds (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

3

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.

■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

■
Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 44.

4

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q4 2004 +13.28 Worst Quarter: Q4 2008 –27.78

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRA”).

5

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 year	5 years	10 years
Return before taxes	30.86%	16.87%	5.45%
Return after taxes on distributions	30.73%	16.84%	4.02%
Return after taxes on distributions and sale of Fund shares	17.58%	13.69%	4.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38%	17.94%	7.40%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 2009.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121.9729. See “How to sell shares” on page 56.

Tax Information and Financial Intermediary Compensation

For important information about taxes and financial intermediary compensation, please turn to “All Funds – Tax Information and Financial Intermediary Compensation” on page 31.

6

V A L U E L I N E C O R E B O N D F U N D S U M M A R Y

Investment objectives

The Fund’s investment objective is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)(2)	0.55%
Total Annual Fund Operating Expenses(1)	1.30%
Less Management Fee and 12b-1 Fee Waivers(3)	–0.15%
Net Expenses(1)	1.15%

(1)	In 2013, the Fund changed its fiscal year end from January 31 to December 31. Expenses have been annualized for the 11-month period ended December 31, 2013.

(2)
In accordance with applicable requirements, “Other Expenses” do not include extraordinary expenses incurred by your Fund in connection with the reorganization of Value Line U.S. Government Securities Fund, Inc. into your Fund. Had such expenses been included in the table, “Other Expenses” would have been higher.

(3)
The Adviser has contractually agreed to waive a portion of the Fund’s management fee so that the management fee rate equals 0.40% of the Fund’s average daily net assets. The Distributor has contractually agreed to waive a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.05% of the Fund’s average daily net assets. These waivers cannot be modified or terminated before June 30, 2015 without the approval of the Fund’s Board. There is no assurance that the Distributor or the Adviser, as applicable, will extend the fee waiver beyond June 30, 2015. The expense information in the table has been restated to reflect the change in the Fund’s 12b-1 fee waiver, effective June 1, 2013, as if in effect throughout the Fund’s fiscal year ended December 31, 2013. If not restated, the Fund’s expenses reflected in the table would be lower.

7

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Core Bond Fund	$117	$397	$699	$1,555

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal investment strategies of the Fund

The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments. Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments (“80% Policy”). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, and other fixed income securities.

8

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets (including borrowings for investment purposes) in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund estimates that the average credit quality rating of Fund assets will be investment grade.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

9

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

■ Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. When interest rates fall, the market prices of these securities usually increase. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

■ Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

■ Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

■ Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

10

■ Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

■ Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

■ Active Management. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is not recommended for investors whose principal objective is long-term growth. For a more complete discussion of risk, please turn to page 44.

11

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of two broad-based market indices: the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Prior to December 10, 2012, the Fund was managed pursuant to a different investment strategy and its performance for periods prior to December 10, 2012 may be higher than that it may be able to achieve under its current investment strategy. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q2 2009 +11.97 Worst Quarter: Q4 2008 –16.73

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

12

Average annual total returns for periods ended December 31, 2013
	1 year	5 years	10 years
Return before taxes	–3.16%	11.85%	5.69%
Return after taxes on distributions	–3.66%	9.87%	3.58%
Return after taxes on distributions and sale of Fund shares	–1.77%	8.66%	3.62%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	–2.02%	4.44%	4.54%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since December 2012. Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Fund’s portfolio managers since December 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on Page 56.

Tax Information and Financial Intermediary Compensation

For important information about taxes and financial intermediary compensation, please turn to “All Funds – Tax Information and Financial Intermediary Compensation” on page 31.

13

V A L U E L I N E I N C O M E A N D G R O W T H F U N D S U M M A R Y

Investment objectives

The Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.16%
Less: 12b-1 Fee Waiver(1)	-0.05%
Net Expenses	1.11%

(1)
Effective March 1, 2013 through June 30, 2015, EULAV Securities LLC (the “Distributor”) has contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.05% of the Fund’s average daily net assets. The waiver cannot be modified or terminated before June 30, 2015 without the approval of the Fund’s Board of Directors. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2015.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

14

	1 year	3 years	5 years	10 years
Value Line Income and Growth Fund	$113	$364	$634	$1,405

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s goals, EULAV Asset Management (the “Adviser”) invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually, as measured by the number and total value of purchases, are selected from those securities ranked 1, 2 or 3 by either Ranking System at the time of purchase. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

15

As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.

■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

■
Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

16

■
Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

■
Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 44.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of a custom index comprised of the returns of the S&P 500® Index (weighted 60%) and the Barclays Capital U.S. Government/Credit Index (weighted 40%), which are broad based equity and bond market indices, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

17

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q2 2009 +11.29 Worst Quarter: Q4 2008 –13.78

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns for Periods Ended December 31, 2013
	1 year	5 years	10 years
Return before taxes	19.54%	12.25%	7.74%
Return after taxes on distributions	18.04%	11.64%	6.56%
Return after taxes on distributions and sale of Fund shares	12.26%	9.87%	6.14%
60/40 S&P® 500 Index/Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	18.63%	12.53%	6.26%

(1)	This custom index is composed of a 60% weighting in the S&P® 500 Index and a 40% weighting in the Barclays Capital Aggregate Bond Index, calculated on a total return basis with dividends reinvested.

18

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s equity portfolio. Liane Rosenberg is primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 2014; Ms. Rosenberg has been a portfolio manager of the Fund since 2011.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 56.

Tax Information and Financial Intermediary Compensation

For important information about taxes and financial intermediary compensation, please turn to “All Funds - Tax Information and Financial Intermediary Compensation” on page 31.

19

V A L U E L I N E L A R G E R C O M P A N I E S F U N D S U M M A R Y

Investment objective

The Fund’s sole investment objective is to realize capital growth.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and holdshares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee				0.75%
Distribution and Service (12b-1) Fees				0.25%
Other Expenses				0.25%
Total Annual Fund Operating Expenses				1.25%
Less 12b-1 Fee Waivers(1)				–0.10%
Net Expenses				1.15%

(1)
Effective August 1, 2013 to June 30, 2015, EULAV Securities LLC (the “Distributor”) has contractually agreed to waive a portion of the Fund’s 12b-1 fee equal to 0.10% of the Fund’s average daily net assets. This waiver can be terminated or changed before June 30, 2015 only with the approval of the Fund’s board and the Distributor. The expense information in the table has been restated to reflect the change in the Fund’s 12b-1 fee waiver, effective August 1, 2013, as if in effect throughout the Fund’s fiscal year ended December 31, 2013. If not restated, the Fund’s expenses reflected in the table would be lower.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Larger Companies Fund	$117	$387	$677	$1,503

20

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s assets in common stock. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 95% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of the 100 largest companies by capitalization that are ranked 1, 2, or 3 by the Ranking System; the Adviser usually sells a stock when its rank falls below 3. In addition to selling a stock when its rank falls below 3, the Adviser may sell securities for other reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in managing the Fund, and the Fund’s portfolio will consist primarily of stocks ranked 1, 2, or 3 by the Ranking System. The Adviser has, however, discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

21

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in the Fund you should carefully evaluate the risks.

■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

■
Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

22

■
Portfolio Turnover. The Fund’s annual portfolio turnover rate has exceeded 100% in two of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 44.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

23

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q1 2012	+13.79
Worst Quarter:	Q4 2008	–21.54

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns for Periods Ended December 31, 2013

		1 year	5 years	10 years
Return before taxes		30.05%	14.83%	6.65%
Return after taxes on distributions		29.86%	14.73%	5.03%
Return after taxes on distributions and sale of Fund shares		17.16%	11.98%	5.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		32.38%	17.94%	7.40%

24

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen E. Grant has principal responsibility for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 2014.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 56.

Tax Information and Financial Intermediary Compensation

For important information about taxes and financial intermediary compensation, please turn to “All Funds - Tax Information and Financial Intermediary Compensation” on page 31.

25

V A L U E L I N E P R E M I E R G R O W T H F U N D S U M M A R Y

Investment objective

The Fund primarily seeks long-term growth of capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.24%

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Premier Growth	$126	$393	$681	$1,500

26

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s goal, the Fund’s investment adviser, EULAV Asset Management (the “Adviser”), invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting. At December 31, 2013, approximately 10% of the Fund’s investment securities were in consumer discretionary securities, 13% were in health care securities and approximately 28% were in industrial securities.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in the Fund you should carefully evaluate the risks.

■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

27

■
Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may, from time to time, be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

■
Small Capitalization and Newer Companies. Investing in the securities of a small capitalization or newer company poses greater risk than investing in larger, more established companies. Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 44.

28

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+18.60
Worst Quarter:	Q4 2008	–24.67

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns for Periods Ended December 31, 2013

	1 year	5 years	10 years
Return before taxes	26.56%	20.19%	10.01%
Return after taxes on distributions	24.49%	19.33%	9.20%
Return after taxes on distributions and sale of Fund shares	16.72%	16.66%	8.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

29

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 1996.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 56.

Tax Information and Financial Intermediary Compensation

For important information about taxes and financial intermediary compensation, please turn to “All Funds - Tax Information and Financial Intermediary Compensation” on page 31.

30

A L L F U N D S – T A X I N F O R M A T I O N A N D F I N A N C I A L I N T E R M E D I A R Y C O M P E N S A T I O N

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

31

A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

VALUE LINE FUND, INC.

Investment objectives

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objectives.

While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting securities for purchase or sale. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

32

The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Apart from the diversification requirements of the 1940 Act (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund relies on the Ranking System whenever feasible. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 43 and the Fund’s Statement of Additional Information (“SAI”).

33

A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

VALUE LINE CORE BOND FUND

Investment objectives

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund’s portfolio or from a general lowering of interest rates, or a combination of both. Capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments. Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments. The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, and other fixed income securities.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

34

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets (including borrowings for investment purposes) in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund estimates that the average credit quality rating of Fund assets will be investment grade. The Adviser may consider the security’s rating as assigned by The Value Line Investment Survey. The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories. Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an “A++” rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don’t quite merit the top rating are given an “A+” grade, and so on. Those rated “C+” are well below average, and “C” is reserved for companies with very serious financial problems. The Fund’s Statement of Additional Information (“SAI”) provides further information on securities ratings.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years. The Fund may purchase debt securities that pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.

35

The Fund may invest in foreign securities, including depository receipts; governmental or supranational debt obligations; and corporate loans and debt or securities that are made to, or issued by, foreign companies, U.S. subsidiaries of non-U.S. companies, or U.S. companies with significant foreign operations.

The securities purchased by the Fund may include preferred stocks and “convertible securities”—that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The Fund’s portfolio may also include warrants or common shares when consistent with the Fund’s primary objective or acquired as part of a unit combining fixed-income and equity securities.

The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 43 and the Fund’s Statement of Additional Information (“SAI”).

36

A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

VALUE LINE INCOME AND GROWTH FUND, INC.

Investment objectives

The Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objectives.

The Adviser analyzes economic and market conditions, seeking to identify the market sectors or securities that it thinks make the best investments.

To achieve the Fund’s goals, not less than 50% of the Fund’s net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting securities for purchase or sale.

The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

37

The Value Line Performance Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Value Line Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion), along with a relatively small number of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 2,900 stocks under review.

Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance of a stock for the next six to twelve months. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. Apart from to the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion. The Fund relies on the Ranking System whenever feasible. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

38

The Fund may invest a portion (up to 40%) of its net assets in U.S. government securities, money market securities and debt securities rated at the time of purchase within the four highest grades assigned by a national rating organization or, if not rated, believed by the Adviser to be of equivalent credit quality. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 43 and the Fund’s Statement of Additional Information (“SAI”).

39

A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

VALUE LINE LARGER COMPANIES FUND, INC.

Investment objective

The Fund’s investment objective is to realize capital growth. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting securities for purchase or sale. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

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The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. The Fund’s investment usually, as measured by the number and total value of purchases, are selected from common stocks of the 100 largest companies by capitalization that are ranked 1, 2 or 3 by the Ranking System; the Adviser usually sells a stock when its rank falls below 3. There are currently approximately 400 stocks ranked 1 or 2 and approximately 900 ranked 3. In addition to selling a stock when its rank falls below 3, the Adviser may sell securities for other reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund relies on the Ranking System whenever feasible. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in managing the Fund, and the Fund’s portfolio will consist primarily of stocks ranked 1, 2, or 3 by the Ranking System. The Adviser has, however, discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 43 and the Fund’s Statement of Additional Information (“SAI”).

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A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

VALUE LINE PREMIER GROWTH FUND, INC.

Investment objective

The Fund primarily seeks long-term growth of capital. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

To achieve the Fund’s investment objective, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates, and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investment according to a company’s size, or to a sector weighting. At December 31, 2013, approximately 10% of the Fund’s investment securities were in consumer discretionary securities, 13% were in health care securities and approximately 28% were in industrial securities.

For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 43 and the Fund’s Statement of Additional Information (“SAI”).

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A L L F U N D S – I N F O R M A T I O N R E G A R D I N G N O N – P R I N C I P A L I N V E S T M E N T S T R A T E G I E S

Non-principal investment strategies

Each of Value Line Fund, Value Line Core Bond Fund, Value Line Income and Growth Fund, Value Line Larger Companies Fund, and Value Line Premier Growth Fund (together, the “Funds”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies. The strategies described below apply to all the Funds unless otherwise specified.

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.

Securities lending. (all but Value Line Core Bond Fund) From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.

Rule 144A securities. (Value Line Income and Growth Fund only) The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

There are other non-principal investment strategies and associated risks discussed in the SAI.

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A D D I T I O N A L I N F O R M A T I O N R E G A R D I N G P R I N C I P A L R I S K S

The principal risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in a Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of a Fund’s investments. The principal risks described below apply to all the Funds unless otherwise specified.

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Market Risk. (all but Value Line Core Bond Fund) The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

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Equity Securities. (all but Value Line Core Bond Fund) Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. Reasons related directly to the issuer include the performance of its management, financial leverage, or reduced demand for the issuer’s goods and services. General movements in the equity markets occur in response to broader economic events, like changing interest rates and monetary policy. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Illiquidity Risk. (all but Value Line Core Bond Fund) Certain securities may be difficult or impossible to sell at the time and price that the Fund would like when there is little or no active trading market. If a security cannot be sold by the Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Foreign Investments. (Value Line Core Bond Fund, Value Line Larger Companies Fund and Value Line Premier Growth Fund only) Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Other risks associated with foreign financial markets and legal institutions include unfavorable trading, settlement or custodial practices, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, and more limited trading markets. These risks tend to be magnified in emerging markets (as compared to the U.S. market or developed foreign markets).

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Inflation Risk. (Value Line Core Bond Fund only) The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Below Investment Grade Credit or High Yield Securities. (Value Line Core Bond Fund only) Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the Securities Act of 1933 and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

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Mortgage-Backed/Asset-Backed Securities. (Value Line Core Bond Fund only) Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk. The Fund’s investments in mortgage-backed and asset-backed securities may cause the Fund’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund’s investment restrictions. This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund.

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Prepayment and Extension Risk. (Value Line Core Bond Fund only) Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Government Securities. (Value Line Core Bond Fund only) The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.

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Small Capitalization and Newer Companies. (Value Line Premier Growth Fund only) Investing in the securities of a small capitalization or newer company poses greater risk than investing in larger, more established companies. Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies. Smaller companies may be followed less actively by analysts and have less readily available information. In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or over- the-counter markets, resulting in greater price fluctuations and susceptibility to selling pressure.

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Sector Allocation Risk. (Value Line Premier Growth Fund only) A sector is a group of selected industries within the economy, such as technology. The Fund may, from time to time, be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors. When the Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Fund than it would on a fund that has securities representing a broader range of investments.

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Credit Risk. (Value Line Core Bond Fund and Value Line Income and Growth Fund only) Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher- rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of the Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is often greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

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Interest Rate and Reinvestment Risk. (Value Line Core Bond Fund and Value Line Income and Growth Fund only) The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause the Fund’s income from certain asset-backed and high yield debt securities to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Ranking System Risk. (all but Value Line Core Bond Fund and Value Line Premier Growth Fund) The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results. The Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

Please see the SAI for a further discussion of risks. Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi- annual or quarterly reports. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

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W H O M A N A G E S T H E F U N D S

The business and affairs of the Funds are managed by each Fund’s officers under the oversight of each Fund’s Board of Directors.

Investment Adviser

The Funds’ investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.3 billion as of March 31, 2014.

Management fees

For managing each Fund and its investments, the Adviser is paid an annual fee, as a percentage of each Fund’s average daily net assets, at the rates set forth below.

Value Line Fund	0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets.
Value Line Core Bond Fund	0.50% of the Fund’s average daily net assets.(1)
Value Line Income and Growth Fund	0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets.
Value Line Larger Companies Fund	0.75% of the Fund’s average daily net assets.
Value Line Premier Growth Fund	0.75% of the Fund’s average daily net assets.

(1)
Effective June 1, 2013 to June 30, 2015, the Adviser contractually agreed to waive a portion of the management fee in an amount equal to 0.10% of its average daily net assets. There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

For the fiscal year ended December 31, 2013, the Adviser received a management fee equal to 0.69 % of the average daily net assets of Value Line Fund and 0.67 % of the average daily net assets of Value Line Income and Growth Fund.

A discussion regarding the basis for each Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended June 30.

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Portfolio management

Fund	Portfolio Manager	Additional Information
Value Line Fund	Stephen E. Grant	Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2009.
Value Line Core Bond Fund	Liane Rosenberg and Jeffrey Geffen	Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day- to-day management of the Fund’s portfolio and have been a portfolio manager of the Fund since 2012 and 2010, respectively.
Value Line Income and Growth Fund	Stephen E. Grant and Liane Rosenberg
Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s equity portfolio and has been a portfolio manager of the Fund since 2014. Liane Rosenberg is primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio and has been a portfolio manager of the Fund since 2011.

Value Line Larger Companies Fund	Stephen E. Grant	Stephen E. Grant has principal responsibility for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2014.
Value Line Premier Growth Fund	Stephen E. Grant	Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 1996.

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Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009. Mr. Geffen has been a portfolio manager with the Adviser since 2001.

There is additional information in the SAI about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

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A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Funds’ transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Funds’ transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

	■	Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of any Fund’s shares with a minimum investment of $1,000. Additional investments can be made at any time with amounts as little as $100, except in the case of Value Line Core Bond Fund, for which the minimum additional investment is $250. The price you pay for shares will depend on when your purchase order is received. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

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■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange in proper form, as determined by Boston Financial Data Services, Inc. (“BFDS”) or another intermediary designated by the Funds, will be priced at the NAV determined as of the close of trading on that day. Each Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Funds including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

■	Service and Distribution Plan

Each Fund has adopted a Service and Distribution Plan (each, a “Plan”) under Rule 12b-1 under the Investment Company Act of 1940. Each Fund pays EULAV Securities LLC (the “Distributor”) Rule 12b-1 fees, at the annual rate of 0.25% of the Fund’s average daily net assets, which are used by the Distributor for its expenses relating to the distribution, marketing and administrative services with respect to each Fund’s shares. The Distributor may also make payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to each Fund’s shares. Such services may include, among other things, answering investor inquiries regarding a Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as a Fund may request to the extent permitted by applicable statute, rule or regulation. The Plans also provide that the Adviser may make payments for such services out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plans are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the Plan.

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The Distributor has contractually agreed to waive a portion of certain Funds’ Rule 12b-1 fees. The contractual waiver for the applicable Funds is set forth in the chart below. There is no assurance that the Distributor will extend the fee waiver beyond the date indicated, and the fee waiver may be modified or terminated before such date with the approval of the Fund’s Board.

	Fund	Contractual Rule 12b-1 Fee Waiver
	Value Line Core Bond Fund	Effective June 1, 2013 to June 30, 2015, the Distributor contractually agreed to waive a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.05% of its average daily net assets.
	Value Line Income and Growth Fund	Effective March 1, 2013 to June 30, 2015, the Distributor contractually agreed to waive a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.05% of its average daily net assets.
	Value Line Larger Companies Fund	Effective August 1, 2013 to June 30, 2015 the Distributor contractually agreed to waive a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.10% of its average daily net assets.

Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Other payments by the Funds

Each Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by financial intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating the amount of transfer agency fees that a Fund would otherwise bear had such accounts been direct shareholders in the Fund and may not exceed 0.05% of the Fund’s average daily net assets. This fee is in addition to the Rule 12b-1 fee.

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■	Additional compensation to financial intermediaries

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Funds and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determines the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The SAI discusses these revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Funds, the Distributor or the Adviser, as well as about fees and/or commissions charged by that firm.

■	Net asset value

Each Fund’s NAV per share is determined for the purposes of both purchases and redemptions as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors and under such Board’s general supervision. The Funds will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Funds may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

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	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for a Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, each Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

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The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund receives your request.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by a Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be priced at the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Funds are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC, and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

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■	By exchange

You can exchange all or part of your investment in a Fund for shares in other Value Line mutual funds or the Daily Income Fund – U.S. Government Portfolio. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 800-243-2729. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send a Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds, including for these purposes the Daily Income Fund – U.S. Government Portfolio, are a shareholder privilege and not a right. Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to a Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

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■	Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

■	Redemption in kind

The Fund reserves the right to make a redemption in kind—payment in liquid portfolio securities, wholly or in part, rather than cash—if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of a Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Funds do not accommodate frequent purchases and redemptions of Fund shares, the Funds’ Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Funds consider trading to be excessive if an investor:

■	sells shares of the Fund within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by a Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

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While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Funds nor any of the Funds’ service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Funds to detect market timing activity through such accounts. However, each Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon a Fund’s request, certain identifying and transaction information regarding its underlying shareholders.

Should a Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with a Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

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■
The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

■
You may buy shares in a Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

Each Fund intends to pay dividends from its net investment income, if any, annually and to distribute any capital gains that it has realized annually. Each Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of a Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.

Since the Value Line Core Bond Fund’s income is derived from sources that do not pay qualified dividend income, it is not expected that dividends received from the investment company taxable income of that Fund will qualify for the reduced maximum U.S. federal income tax rate applicable to individuals on qualified dividend income.

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Distributions reported to you by a Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

The applicable reduced maximum federal income tax rate on qualified dividend income and long-term capital gains varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).

Also, a 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

Your Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

62

Each Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders “cost basis” information for Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if you are a C corporation, unless a Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules. Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Funds may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

63

The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund assuming reinvestment of all dividends and distributions. This information has been derived from each Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in that Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.

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F I N A N C I A L H I G H L I G H T S

Selected data for a share of capital stock outstanding throughout each year:

	Income/(loss) from investment operations
				Net gains/
				(losses) on
	Net asset	Net		securities
	value,	investment		(both	Total from
	beginning	income/		realized and	investment	Redemption
	of year	(loss)		unrealized)	operations	fees
The Value Line Fund, Inc.
Year ended December 31, 2013	$10.36	0.01		3.19	3.20	—
Year ended December 31, 2012	9.04	0.05		1.27	1.32	—
Year ended December 31, 2011	8.55	(0.00	)(1)	0.49	0.49	—
Year ended December 31, 2010	6.81	0.00	(1)	1.74	1.74	—
Year ended December 31, 2009	6.22	(0.01)		0.60	0.59	—
Value Line Core Bond Fund
Period ended December 31, 2013(6)	5.07	0.06		(0.22)	(0.16)	—
Year ended January 31, 2013	4.92	0.26		0.15	0.41	0.00	(1)
Year ended January 31, 2012	4.95	0.29		(0.03)	0.26	0.00	(1)
Year ended January 31, 2011	4.70	0.30		0.25	0.55	0.00	(1)
Year ended January 31, 2010	3.89	0.28		0.81	1.09	0.00	(1)
Year ended January 31, 2009	4.83	0.32		(0.95)	(0.63)	0.00	(1)
Value Line Income and Growth Fund, Inc.
Year ended December 31, 2013	8.67	0.12		1.57	1.69	—
Year ended December 31, 2012	8.27	0.13		0.74	0.87	—
Year ended December 31, 2011	8.46	0.11		(0.19)	(0.08)	—
Year ended December 31, 2010	7.75	0.10		0.71	0.81	—
Year ended December 31, 2009	6.39	0.10		1.36	1.46	—
Value Line Larger Companies Fund, Inc.
Year ended December 31, 2013	19.78	0.13		5.81	5.94	—
Year ended December 31, 2012	17.34	0.16		2.40	2.56	—
Year ended December 31, 2011	17.47	0.12		(0.17)	(0.05)	—
Year ended December 31, 2010	15.40	0.09		2.08	2.17	—
Year ended December 31, 2009	13.18	0.10		2.22	2.32	—
Value Line Premier Growth Fund, Inc.
Year ended December 31, 2013	28.84	0.00	(1)	7.64	7.64	—
Year ended December 31, 2012	26.48	0.09		4.59	4.68	—
Year ended December 31, 2011	26.82	(0.08)		1.30	1.22	—
Year ended December 31, 2010	22.07	(0.01	)(3)	4.79	4.78	—
Year ended December 31, 2009	16.69	0.02		5.37	5.39	—

*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)	Amount is less than $0.01 per share.
(2)	Amount rounds to less than 0.005%.
(3)	Based on average shares outstanding.
(4)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(5)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(6)	Period from February 1, 2013 to December 31, 2013.
(7)	Not Annualized.
(8)	Annualized.
(9)	The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.48%.

66

Less distributions:							Ratios/Supplemental Data

											Ratio of				Ratio of net
Dividends		Distributions									gross expenses		Ratio of net		investment
from net		from net		Distributions			Net asset			Net assets,	to average		expenses to		income/(loss)		Portfolio
investment		realized		from return	Total		value, end	Total		end of year	net		average		to average		turnover
income		gains		of capital	distributions		of year	return		(in thousands)	assets*		net assets**		net assets		rate

(0.06)		—		—	(0.06)		$13.50	30.86%		$125,268	1.26%		1.12%		0.05%		7%
—		—		—	—		10.36	14.60%		109,798	1.28%		1.03%		0.46%		6%
(0.00	)(1)	—		—	(0.00	)(1)	9.04	5.75%		133,336	1.29%		0.94%		(0.02)%		18%
—		—		—	—		8.55	25.55%		104,200	1.31	%(4)	0.91	%(5)	0.02%		27%
—		—		—	—		6.81	9.49%		92,680	1.36%		1.04%		(0.22)%		122%

(0.05)		—		(0.01)	(0.06)		4.85	(3.13	)%(7)	85,045	1.30	%(8)	1.15	%(8)	1.17	%(8)	61	%(7)
(0.26)		(0.00	)(1)	—	(0.26)		5.07	8.49%		30,550	1.62%		1.32%		5.18%		103%
(0.29)		—		—	(0.29)		4.92	5.48%		32,203	1.55%		1.25%		5.95%		50%
(0.30)		—		—	(0.30)		4.95	12.01%		34,885	1.48	%(4)	1.13	%(5)	6.20%		42%
(0.28)		—		—	(0.28)		4.70	28.92%		37,787	1.56%		1.13%		6.51%		51%
(0.31)		—		—	(0.31)		3.89	(13.42)%		25,924	1.50	%(9)	0.98%		7.17%		39%

(0.12)		(0.42)		—	(0.54)		9.82	19.55%		330,698	1.16%		1.11%		1.26%		27%
(0.13)		(0.34)		—	(0.47)		8.67	10.62%		295,705	1.19%		1.14%		1.48%		31%
(0.11)		—		—	(0.11)		8.27	(0.90)%		306,227	1.20%		1.15%		1.25%		57%
(0.10)		—		—	(0.10)		8.46	10.55%		332,695	1.14	%(4)	1.05	%(5)	1.22%		46%
(0.10)		—		—	(0.10)		7.75	23.07%		340,210	1.13%		1.09%		1.49%		56%

(0.15)		—		—	(0.15)		25.57	30.05%		211,508	1.25%		1.06%		0.48%		8%
(0.12)		—		—	(0.12)		19.78	14.82%		184,243	1.27%		1.02%		0.72%		17%
(0.08)		—		—	(0.08)		17.34	(0.27)%		178,783	1.25%		1.00%		0.60%		30%
(0.10)		—		—	(0.10)		17.47	14.09%		199,524	1.21	%(4)	0.92	%(5)	0.44%		153%
(0.10)		—		—	(0.10)		15.40	17.62%		202,454	1.26%		1.01%		0.62%		157%

—		(2.49)		—	(2.49)		33.99	26.56%		402,073	1.24%		1.24%		(0.00	)%(2)	11%
(0.09)		(2.23)		—	(2.32)		28.84	17.80%		337,436	1.25%		1.25%		0.28%		15%
—		(1.56)		—	(1.56)		26.48	4.59%		298,428	1.24%		1.24%		(0.28)%		20%
(0.03)		—		—	(0.03)		26.82	21.66%		311,829	1.23	%(4)	1.19	%(5)	(0.02)%		16%
(0.01)		—		—	(0.01)		22.07	32.29%		347,938	1.22%		1.22%		0.11%		8%

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For more information
Two documents are available that offer further information about the Funds:

Annual/Semi-annual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information about the Funds. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents from the Funds:

There are several ways you can get a current annual/semi-annual report, prospectus or SAI:

Online:	www.vlfunds.com
By mail:	7 Times Square, 21st Floor, New York, NY 10036-6524
By phone:	1-800-243-2729

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov
By e-mail:	(duplicating fee required)	publicinfo@sec.gov
By mail:	(duplicating fee required)	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person:	at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

68

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
7 Times Square, 21st floor	c/o BFDS
New York, NY 10036-6524	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	7 Times Square, 21st floor
Boston, MA 02110	New York, NY 10036-6524

Value Line Fund, Inc.	File No. 811-02265
7 Times Square, 21st Floor,
New York, NY 10036-6524

Value Line Core Bond Fund	File No. 811-04471
7 Times Square, 21st Floor,
New York, NY 10036-6524

Value Line Income and Growth Fund, Inc.	File No. 811- 02277
7 Times Square, 21st Floor,
New York, NY 10036-6524

Value Line Larger Companies Fund, Inc.	File No. 811-01807
7 Times Square, 21st Floor,
New York, NY 10036-6524

Value Line Premier Growth Fund, Inc.	File No. 811-02278
7 Times Square, 21st Floor,
New York, NY 10036-6524

69

THE VALUE LINE FUND, INC.

(Ticker Symbol: VLIFX)

VALUE LINE CORE BOND FUND

(Ticker Symbol: VAGIX)

VALUE LINE INCOME AND GROWTH FUND, INC.

(Ticker Symbol: VALIX)

VALUE LINE LARGER COMPANIES FUND, INC.

(Ticker Symbol: VALLX)

VALUE LINE PREMIER GROWTH FUND, INC.

(Ticker Symbol: VALSX)

7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION MAY 1, 2014

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Fund, Inc. (“Value Line Fund”), the Prospectus of Value Line Core Bond Fund (“Value Line Core Bond Fund”), the Prospectus of Value Line Income and Growth Fund, Inc. (“Value Line Income & Growth Fund”), the Prospectus of Value Line Larger Companies Fund, Inc. (“Value Line Larger Companies Fund”) and the Prospectus of Value Line Premier Growth Fund, Inc. (“Value Line Premier Growth Fund” (individually, a “Fund” and collectively, the “Funds”), each dated May 1, 2014, a copy of which may be obtained without charge by writing or telephoning the Funds.  The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in each Fund’s 2013 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information.  A copy of each Fund’s Annual Report and most recent semi-annual report are available from the Fund upon request and without charge by calling 800-243-2729.

B-1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

History and Classification.

Each of the Funds is an open-end, diversified management investment company. The investment adviser of each Fund is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

The Value Line Fund was incorporated in Delaware in 1949 and reincorporated in Maryland in 1972. The Value Line Core Bond Fund was established as a Massachusetts business trust in 1995. In November 2012, it changed its name from “Value Line Aggressive Income Trust” to “Value Line Core Bond Fund.” The Value Line Income & Growth Fund was incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. The Value Line Larger Companies Fund was incorporated in Maryland in 1972. On June 1, 2006, it changed its name from “Value Line Leveraged Growth Investors, Inc.” to “Value Line Larger Companies Fund, Inc.” The Value Line Premier Growth Fund was incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. On October 5, 2005, it changed its name from “The Value Line Special Situations Fund, Inc.” to “Value Line Premier Growth Fund, Inc.”

Non-Principal Investment Strategies and Associated Risks.

The investment objective(s), principal investment strategies and related principal risks for each Fund are discussed in its Prospectus. The following is a discussion of the non-principal investment strategies and related risks for the Funds. Unless otherwise noted, an investment strategy and the related risks described below are applicable to all Funds.

Restricted and Illiquid Securities. On occasion, the Funds may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”), if they were to be publicly distributed. However, the Funds will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of such Fund’s net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of each Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

In addition, the Funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Adviser, under the supervision of each Fund’s Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

B-2

To the extent that the liquid Rule 144A securities that a Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of each Fund’s Board of Directors, will monitor the Funds’ investments in Rule 144A securities and will consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Lower Rated Securities. The Value Line Income & Growth Fund may invest up to 5% of its total assets in below investment grade, high-yield bonds also known as junk bonds. Value Line Core Bond Fund may invest up to 20% in junk bonds. The total return and yield of these lower rated bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. Junk bonds have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy and a risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Junk bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds.

  Stock Index Futures Contracts and Options Thereon. The Value Line Fund, Value Line Core Bond Fund, Value Line Income & Growth Fund and Value Line Larger Companies Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Funds will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, the Funds’ commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Rule 4.5 has been claimed with respect to each of these Funds.

Any trading of commodity interests by the Funds will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens.

B-3

The Funds may invest in stock index futures and options to realize profits and to hedge securities positions held by the Fund. There can be no assurance of a Fund’s successful use of stock index futures for investment purposes or as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of a Fund’s securities portfolio diverges from the securities included in the applicable stock index, in addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

For example, should a Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if a Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by a Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of a Fund’s successful use of stock index futures as a hedging device. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by a Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by a Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

No consideration will be paid or received by a Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

B-4

The Funds may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by a Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

Successful use of stock index futures by a Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Options and futures contracts entered into by the Funds will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, each Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

The Value Line Core Bond Fund can purchase futures contracts on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future. The Fund will only enter into financial futures contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

B-5

Covered Call Options. The Funds may write covered call options on stocks held in that Fund’s portfolio. The Funds may write covered call options to realize profits through the receipt of premiums and to hedge securities positions held by such Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.

The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which a Fund has written. Purchasing call options to close out call options written by a Fund may be done to avoid liquidating that Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Fund so as to be free to sell the underlying security. In closing out a position, a Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, a Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

Repurchase Agreements. The Funds may invest temporary cash balances in money market funds and/or repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which a Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For more information regarding the risks associated with investing temporary cash balances in money market funds, please set “ETFs and Other Investment Companies” below.

B-6

Loans of Portfolio Securities. Each Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Fund (including the loan collateral), and each Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. Each Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Funds invest cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with each Fund’s investment restrictions). Each Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with a Fund’s securities lending guidelines. The foregoing securities lending policies are subject to any more restrictive fundamental Fund policies on securities lending below.

ETFs and Other Investment Companies. The Funds may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Funds may also invest temporary cash balances and/or cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop. The 1940 Act generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company.

Fundamental Policies.

In addition to any fundamental policies set forth in the Prospectus, each Fund has the following fundamental policies:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:

Concentration.	(1)	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

B-7

Borrowing.	(2)	borrow money.

Senior Securities.	(3)	issue senior securities.

Lending.	(4)	make loans.

Real Estate & Commodities.	(5)	purchase or sell commodities or real estate.

Underwriting Securities.	(6)	underwrite the securities of other issuers.

The policies set forth above may not be changed with respect to a Fund without the affirmative vote of the majority of the outstanding voting securities of such Fund, which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-fundamental Policies.

The following policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to their Fund’s non-fundamental policies.

(1)       Each Fund’s investment objective is non-fundamental. The Value Line Fund’s primary investment objective is long-term growth of capital and current income is a secondary investment objective. The Value Line Core Bond Fund’s primary investment objective is to maximize current income and capital appreciation is a secondary investment objective. The Value Line Income & Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return is a secondary objective. The Value Line Larger Companies Fund’s sole investment objective is to realize capital growth. The Value Line Premier Growth Fund’s investment objective is long-term growth of capital.

(2)       Value Line Premier Growth Fund invests at least 80% of its net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects.

(3)       Value Line Core Bond Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments.

Additional Information about the Funds’ Policies.

The information below is not part of any Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary for each fundamental policy of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, and the interpretive guidance thereof by the SEC or SEC staff. Where applicable, information is also provided regarding the Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy (1), a Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

B-8

For purposes of fundamental policy (2), a Fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, a Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a Fund covers its commitments under certain types of agreements and transactions – including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices – by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy (4), the Fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy (5), a Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Funds do not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 6, the policy will not apply to a Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

B-9

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director*
Mitchell E. Appel Age: 44	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	10	Forethought Variable Insurance Trust (September 2013-present)

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	10	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Director	Since 2000	Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985-1994; Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	10	None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999-2008; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	10	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Director	Since 1983	Chairman, Institute for Political Economy.	10	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	10	None

B-10

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age: 60	Director (Chair of the Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	10	None

Officers
Mitchell E. Appel Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington Age: 35	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Committees. Each Fund’s Board of Directors has established an Audit Committee consisting of the non-interested Directors of the Fund. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of each Fund’s Audit Committee during the last calendar year. Each Fund has a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committees during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee of each Fund which consists of certain officers and employees of the respective Fund and the Adviser, in accordance with the valuation procedures adopted by each Fund’s Board of Directors. Each Fund also has a combined Nominating/Governance Committee consisting of the non-interested directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met two times during the last calendar year.

B-11

Board Structure. Each Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). Each Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. Each Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committees and the Nominating/Governance Committees are chaired by, and composed entirely of, Independent Directors. The Valuation Committees are composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Directors and the members of the Boards’ committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Boards believe that their leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the respective Funds and the other Value Line Funds, the number of Value Line Funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Boards believe that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of their responsibilities for oversight of the Funds, the Boards oversee risk management of each Fund’s investment program and business affairs. The Boards perform their oversight responsibilities as part of their Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Boards have delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the respective Fund’s Board for discussion and action.

The Boards, including the Independent Directors, have approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Boards regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Boards regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

B-12

Qualifications and Experience of Directors. The Boards believe that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of a Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

Mr. Appel has served as an interested Director on the Boards since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 - April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Director on the Boards since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.

Dr. Oakley has served as an Independent Director on the Boards since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Director on the Boards since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Director on the Boards since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Director on the Boards since 1996. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

Mr. Vandivort has served as an Independent Director on the Boards since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

The following table sets forth information regarding compensation of Directors by the Funds and the six other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2013. Directors who are officers or employees of Value Line or a subsidiary of Value Line do not receive any compensation from the Funds or any of the Value Line Funds. The Funds have no retirement or pension plan for its Directors.

B-13

				Aggregate
		Aggregate	Aggregate	Compensation	Aggregate
	Aggregate	Compensation	Compensation	From Value	Compensation	Total
	Compensation	From Value	From Value	Line Larger	From Value	Compensation
	From Value	Line Core	Line Income	Companies	Line Premier	From Value
Name of Person	Line Fund	Bond Fund	& Growth Fund	Fund	Growth Fund	Line Funds
Interested Director
Mitchell E. Appel	$ –0–	$ –0–	$ –0–	$ –0–	$ –0–	$ –0–

Non-Interested Directors
Joyce E. Heinzerling	$11,047	$ 2,246	$ 9,288	$5,756	$11,047	$64,000
Francis C. Oakley	$11,047	$ 2,246	$ 9,288	$5,756	$11,047	$64,000
David H. Porter	$11,047	$ 2,246	$ 9,288	$5,756	$11,047	$64,000
Paul Craig Roberts	$11,047	$ 2,246	$ 9,288	$5,756	$11,047	$64,000
Nancy-Beth Sheerr	$11,047	$ 2,246	$ 9,288	$5,756	$11,047	$64,000
Daniel S. Vandivort	$ 4,299	$ 2.807	$11,610	$7,195	$13,808	$80,000

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Funds and in all of the Value Line Funds as of December 31, 2013:

			Dollar	Dollar	Dollar	Aggregate
		Dollar	Range of	Range of	Range of	Dollar
	Dollar	Range of	Equity	Equity	Equity	Range of
	Range of	Equity	Securities in	Securities in	Securities in	Equity
	Equity	Securities in	Value Line	Value Line	Value Line	Services in
	Securities in	Value Line	Income &	Larger	Premier	All of the
Name of	Value Line	Core Bond	Growth	Companies	Growth	Value Line
Director	Fund	Fund	Fund	Fund	Fund	Funds
Interested Director
Mitchell E. Appel	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000 –	$10,001	Over
					$50,000	$100,000
Non-Interested Directors
Joyce E. Heinzerling	$10,001 – $50,000	$ –0 –	$ –0 –	$ –0 –	$10,001 –	Over
					$50,000	$100,000
Francis C. Oakley	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$50,001 –
$100,000
David H. Porter	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 –
$50,000
Paul Craig Roberts	$ –0 –	$ –0 –	$ –0 –	$ –0 –	Over	Over
					$100,000	$100,000
Nancy-Beth Sheerr	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 –
$50,000
Daniel S. Vandivort	$ –0 –	$ –0 –	$1 – $10,000	$1 – $10,000	$ –0 –	Over
$100,000
As of March 31, 2014, with respect to each Fund, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than:

Value Line Core Bond Fund

Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104	1,651,757 shares (approximately 9.6% of the shares outstanding)

B-14

Value Line Income & Growth Fund

Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104	8,295,605 shares (approximately 24.9% of the shares outstanding)

National Financial Services Co., 200 Liberty Street, New York, NY 10281	4,528,820 shares (approximately 13.6% of the shares outstanding)

Value Line Larger Companies Fund

Charles Schwab & Co., Inc.,101 Montgomery Street, San Francisco, CA 94101	541,468 shares (approximately 6.6% of the shares outstanding)

Value Line Premier Growth Fund

Charles Schwab & Co. Inc.,101 Montgomery Street, San Francisco, CA 94101	2,878,127 shares (approximately 25% of the shares outstanding)

National Financial Services Co., 200 Liberty Street, New York, NY 10281	2,249,920 shares (approximately 20% of the shares outstanding)

Officers and Directors of each Fund owned less than 1% of the outstanding shares of each Fund. None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

As a shareholder of the companies in which it invests, each Fund receives proxies to vote at those companies’ annual or special meetings. Each Fund’s Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by a Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Funds generally support management on routine matters and support management proposals that are in the interests of shareholders. The Board of each Fund reviews the Proxy Voting Policies periodically.

Subject to each Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by a Fund; however, the Adviser has delegated the implementation of each Fund’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”), a proxy voting service that is not affiliated with the Adviser or the Funds. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Funds receive. The Adviser generally anticipates that it will follow the recommendations of ISS.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Funds receive each year; however, each proxy needs to be considered separately and a Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

B-15

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Funds support the company’s nominees to serve as directors.
●
The Funds generally support management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

	●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;
	●	Provisions of the corporate charter addressing indemnification of directors and officers;
	●	Stock repurchase plans; and
	●	The selection of independent accountants.
●	The types of matters on corporate governance that the Adviser would expect to vote against include:
	●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;
	●	The adoption of a classified board;
	●	The adoption of poison pill plans or similar anti-takeover measures; and
	●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Funds normally vote with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that a Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that a Fund would oppose. For example, the Funds would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by a Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

B-16

Every August, each Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Funds’ website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Funds at the address or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

Each Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, each Fund provides general portfolio holdings information to shareholders in their annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, each Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Funds’ Distributor may produce for marketing purposes Fund fact sheets, which would include each Fund’s top ten holdings and other information regarding a Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships. Officers of the Funds who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) each Fund’s service providers and (ii) investment company rating agencies which are Morningstar, S&P, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by each Fund’s Board of Directors. The Funds’ service providers are their accountants, administrator, custodian, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know a Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Funds otherwise disclose portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Funds do not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

B-17

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if a Fund’s Chief Compliance Officer determines that there are legitimate business purposes for the Fund in making the selective disclosure and adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of a Fund determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict who shall determine whether disclosure is reasonable under the circumstances and shall report such potential conflict of interest to the Fund’s Board of Directors. The Chief Compliance Officer will also report to the Board of Directors regarding any disclosure (other than to rating agencies and service providers) at the Board meeting next following the selective disclosure. The Funds do not release portfolio holdings information to any person for compensation.

Each Fund’s Board of Directors has approved its portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that each Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment advisory agreement between each Fund and the Adviser provides for an advisory fee based on the Fund’s average daily net assets at the annual rates indicated below. The table also sets forth the advisory fee paid by each Fund during the fiscal years ended December 31, 2013, 2012, and 2011.

		Advisory Fees Paid or Accrued to the Adviser for the fiscal years ended December 31:
	Advisory Fee Rate as a % of
Fund	Average Daily Net Assets	2013	2012	2011
Value Line Fund(1)	0.70% in the first $100 million of the
	Fund’s average daily net assets and
	0.65% on any additional assets.	$807,293	$834,131	$865,365
Value Line Core Bond Fund(2)	0.50%(3)	$382,486	$237,606	$245,685
Value Line Income & Growth Fund	0.70% in the first $100 million of the
	Fund’s average daily net assets and
	0.65% on any additional assets.	$2,095,572	$2,027,879	$2,093,989
Value Line Larger Companies Fund	0.75%	$1,458,201	$1,406,574	$1,463,191
Value Line Premier Growth Fund	0.75%	$2,798,432	$2,467,463	$2,329,709

(1)
Effective May 1, 2011 through December 16, 2011, the Adviser contractually agreed to waive a portion of the Fund’s advisory fee in an amount equal to 0.10% on the first $100 million of the Fund’s average daily net assets and 0.15% on any additional assets. The fees waived amounted to $131,543 for the year ended December 31, 2011.

B-18

(2)
In 2013, the Value Line Core Bond Fund changed its fiscal year end from January 31 to December 31. The information shown for 2011, 2012 and 2013 is for the Fund’s fiscal years ended January 31, 2012, January 31, 2013, and December 31, 2013, respectively. For the period February 1, 2011 through May 31, 2013, the Adviser waived a portion of the management fee in an amount equal to 0.20% of the Fund’s average daily net assets. Effective June 1, 2013 to June 30, 2015, the Adviser contractually agreed to waive a portion of the management fee in an amount equal to 0.10% of its average daily net assets. There is no assurance that the Adviser will extend the contractual fee waiver beyond such date. The fees waived amounted to $65,516, $63,362 and $76,530 for the years ended January 31, 2012 and January 31, 2013, and the 11-month period ending December 31, 2013, respectively.

(3)
Following a permanent fee reduction effective February 1, 2013, the investment advisory agreement between the Value Line Core Bond Fund and the Adviser provides for a monthly advisory fee at an annual rate equal to 0.50% of average daily net assets. Prior to this permanent fee reduction, the investment advisory agreement between the Fund and the Adviser provided for a monthly advisory fee at an annual rate equal to 0.70% on the first $100 million of the Fund’s average daily net assets and 0.50% on any additional assets.

Each Fund’s investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. Each Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. Each Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment”, as such term is defined in the 1940 Act.

The Adviser currently acts as investment adviser to five other investment companies which, together with the Funds, constitute the Value Line Funds with combined assets under management of approximately $2.3 billion as of March 31, 2014.

Certain of the Adviser’s clients may have investment objectives similar to a Fund and certain investments may be appropriate for a Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by a Fund. In other cases, however, it is believed that the ability of a Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of a Fund. The Funds, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

B-19

Each Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under each Fund’s Service and Distribution Plan (12b-1 Plan) (each a “Plan” and together the “Plans”). The Distributor also serves as distributor to the other Value Line Funds.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Funds. The Adviser has paid State Street $66,900 for each Fund for each of the prior three fiscal years for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as each Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by each Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to each Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

Ownership and Control of the Adviser. On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line, Inc. (“Value Line”) owns only nonvoting revenue and profits interests and five individuals each own 20% of the voting interests of the Adviser. The holders of the Adviser’s voting securities serve as trustees of the Adviser who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser.

Value Line (1) granted the Adviser, the Distributor and each Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.

B-20

Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

Portfolio Managers

Fund	Portfolio Manager

Value Line Fund	Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

Value Line Core Bond Fund	Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio.

Value Line Income & Growth Fund
Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s equity portfolio. Liane Rosenberg is primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio.

Value Line Larger Companies Fund	Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

Value Line Premier Growth Fund	Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio,

Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. The table below shows the number of Value Line Funds for which each portfolio manager has primary or joint responsibility of day-to-day management and the combined total assets of those Value Line Funds at December 31, 2013. None of the portfolio managers currently manage any private accounts.

	Number of Funds	Total Assets
Stephen E. Grant	8	$2,160 billion
Liane Rosenberg	5	$1,064 million
Jeffrey Geffen	3	$657 million

B-21

Material Conflicts of Interest. The Adviser does not believe that material conflicts of interest arise in connection with the portfolio managers’ management of each Fund’s investments, on the one hand, and the investments of the other accounts managed, on the other. The private accounts, like the Funds, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.

Ownership of Securities. None of Funds’ portfolio managers own shares of the Fund(s) they manage, respectively.

SERVICE AND DISTRIBUTION PLAN

Each Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. The Distributor has contractually agreed to waive a portion of certain Funds’ Rule 12b-1 fees. The contractual waiver amount and amounts waived for the fiscal year ended December 31, 2013 for the applicable Funds are set forth in the chart below. There is no assurance that the Distributor will extend the fee waiver beyond the date indicated, and the fee waiver may be modified or terminated before such date with the approval of the Fund’s Board.

Fund	Contractual Fee Waiver	Total Fees Waived for the Fiscal Year Ended December 31, 2013
Value Line Fund	Effective August 1, 2013, the Distributor eliminated the Rule 12b-1 fee waiver that was previously in effect. Prior to August 1, 2013, the Distributor waived all of the Fund’s Rule 12b-1 fees, an amount equal to 0.25% of its average daily net assets.	$165,777
Value Line Core Bond Fund (1)	Effective June 1, 2013 through the Fund’s fiscal year end, the Distributor waived a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.05% of its average daily net assets. Prior to June 1, 2013, the Distributor waived a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.10% of its average daily net assets. The Distributor has agreed to extend through June 30, 2015 the contractual fee waiver as in effect at the Fund’s fiscal year end.	$38,265
Value Line Income & Growth Fund	During the Fund’s fiscal year ended December 31, 2013, the Distributor waived a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.05% of its average daily net assets. The Distributor has agreed to extend this contractual fee waiver through June 30, 2015.	$156,915

B-22

Fund	Contractual Fee Waiver	Total Fees Waived for the Fiscal Year Ended December 31, 2013
Value Line Larger Companies Fund	Effective August 1, 2013 through the Fund’s fiscal year end, the Distributor waived a portion of the Fund’s Rule 12b-1 fees in an amount equal to 0.10% of its average daily net assets. Prior to August 1, 2013, the Distributor waived all of the Fund’s Rule 12b-1 fees, an amount equal to 0.25% of its average daily net assets. The Distributor has agreed to extend through June 30, 2015 the contractual fee waiver as in effect at the Fund’s fiscal year end.	$360,818

(1)
Due to a change in its fiscal year end in 2013, the information presented for the Value Line Core Bond Fund is for the 11-month period ending December 31, 2013. Accordingly, the fees paid may have been higher if calculated for a full 12-month period.

The table below sets forth for each Fund’s fiscal year ended December 31, 2013 the net fees paid by the Fund to the Distributor pursuant to the Plan, the amounts paid by the Distributor to other broker-dealers, and the amounts incurred by the Distributor in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

			Advertising and
	Net Fees	Fees Paid by the	Marketing
	Paid to the	Distributor to	Expenses Paid by
	Distributor	other Broker-Dealers	the Distributor
Value Line Fund	$125,505	$53,888	$71,923
Value Line Core Bond Fund(1)	$153,006	$78,255	$30,981
Value Line Income & Growth Fund	$628,588	$583,771	$196,075
Value Line Larger Companies Fund	$125,271	$103,664	$119,986
Value Line Premier Growth Fund	$932,811	$794,834	$251,621

(1)
Due to a change in its fiscal year end in 2013, the information presented for the Value Line Core Bond Fund is for the 11-month period ending December 31, 2013. Accordingly, the fees paid may have been higher if calculated for a full 12-month period.

The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

As noted above, each Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to a Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

B-23

Each Plan is subject to annual approval by the respective Fund’s Directors, including the non-interested Directors. Each Plan is terminable at any time by vote of the respective Fund’s Directors or by vote of a majority of the shares of the Fund. Pursuant to each Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons”.

Because amounts paid pursuant to each Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of each Plan.

Each Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, and enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between a Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.

Sub-Transfer Agency Services and Fees

In addition, each Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to Fund assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The plan pursuant to which the sub-transfer agency fee is paid is subject to annual approval by each Board and is terminable at any time by the Board. In addition to a financial intermediary receiving a sub-transfer agency fee and payments under a Fund’s Plan, the Distributor or its affiliates may make additional payments to the financial intermediary out of their own assets as described above under the caption “SERVICE AND DISTRIBUTION PLAN — Additional Dealer Compensation.”

B-24

Additional Dealer Compensation

If you purchase shares of a Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Fund, the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Fund;

●	Payments for sub-transfer agency and related services to omnibus account investors, which are also paid from the assets of the Fund; and

●
Payments by the Distributor out of its own assets. These payments are in addition to payments made for sub-transfer agency services and under the Plan. You should ask your intermediary for information about any payments it receives from the Distributor.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The maximum amount of compensation that may be paid to any intermediary under each Plan is 0.25% of the Fund’s average daily net assets. The maximum amount of sub-transfer agency fees that may be paid to any intermediary is the lower of (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to Fund assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the respective Fund’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under a Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of December 31, 2013, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed a Fund’s payment of 0.25% of average daily net assets pursuant to its Plan and the maximum amount of sub-transfer agency fees that may be paid to such intermediary.

B-25

Charles Schwab & Co. Inc.
E*TRADE
Hand Securities Inc.
MSCS Financial Services, LLC
National Financial Services LLC
Pershing LLC
PNC Bank (formerly National City)
TD Ameritrade, Inc.
The Vanguard Group
USAA Investment Management Co.
Vanguard Marketing Corp.

Financial intermediaries may have been added or removed from the list above since December 31, 2013.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for a Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.

Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by a Fund or account will be in such amounts and in such proportion as the Adviser may determine. The information and services that may be furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Funds or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Funds to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Funds or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.

B-26

The table below sets forth the brokerage commissions paid by each Fund during the fiscal years ended December 31, 2011, 2012 and 2013. During the fiscal year ended December 31, 2013, all of the Funds’ brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions. The reason for the decrease in commissions paid between 2011 and 2013 for certain Funds was a reduction in the commission rate.

	Brokerage Commissions Paid During the
	Fiscal Years Ended December 31:
	2011	2012	2013
Value Line Fund	$10,986	$7,369	$3,290
Value Line Core Bond Fund(1)	$229	$38	$37
Value Line Income & Growth Fund	$56,077	$23,410	$15,626
Value Line Larger Companies Fund	$25,320	$16,251	$7,408
Value Line Premier Growth Fund	$22,247	$14,471	$11,731

(1)
In 2013, the Value Line Core Bond Fund changed its fiscal year end from January 31 to December 31. The information shown for 2011, 2012 and 2013 is for the Fund’s fiscal years ended January 31, 2012 and January 31, 2013, and the 11-month period ended December 31, 2013, respectively.

Portfolio Turnover. Each Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Funds’ Prospectus.

CAPITAL STOCK

Each share of each Fund’s common stock, $.001 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if a Fund were liquidated, would receive the net assets of the respective Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases. Shares of a Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. Each Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases. Each Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans. Shares of a Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objective be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

B-27

Redemptions. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by a Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of a Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the respective Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value. The net asset value of each Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for business. The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities, market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value, are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

B-28

TAXES

(See “Dividends, Distributions and Taxes” in the Funds’ Prospectus)

Each Fund has elected to be treated, has qualified and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming each Fund meets the distribution requirements stated below, each Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

B-29

Realized losses incurred after October 31, if so elected by a Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, a Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

For federal income tax purposes, the Value Line Larger Companies Fund had a capital loss carryforward at December 31, 2013 of $35,132,762 which will expire on December 31, 2017. During the year ended December 31, 2013, the Fund utilized $12,204,530 of capital loss carryforwards.

The Value Line Fund, Inc., had a capital loss carryforward at December 31, 2013 of $42,850,463 of which $1,132,225 will expire on December 31, 2016 and $41,718,238 will expire on December 31, 2017. During the year ended December 31, 2013, The Value Line Fund utilized $9,219,454 of capital loss carryforwards.

Value Line Core Bond Fund has $684,299 of unlimited capital loss carryforwards at December 31, 2017.

Unless a shareholder elects otherwise, distributions from each Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that a Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

Since the Value Line Core Bond Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the investment company taxable income of that Fund generally are not expected to qualify for taxation at the reduced maximum U.S. federal income tax rate available to individuals on qualified dividend income.

The applicable reduced maximum federal income tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions in which case the applicable tax rate is 0%).

B-30

A dividend that is attributable to qualified dividend income of a Fund that is paid by such Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. The applicable reduced maximum federal income tax rate on capital gains also depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

A 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by a Fund in excess of such Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

B-31

Under the Code, dividends declared by a Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Value Line Core Bond Fund or Value Line Income and Growth Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Dividends received by a Fund, other than the Value Line Core Bond Fund, from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, a Fund will inform shareholders of the amounts of the qualifying dividends.

It is not expected that the Value Line Core Bond Fund’s dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

B-32

Options written or purchased by a Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of each Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of a Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the Funds will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

B-33

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the applicable Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because each Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Value Line Income & Growth Fund may invest to a limited extent, and Value Line Core Bond Fund may invest significantly, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

B-34

To the extent that the Value Line Fund, Value Line Larger Companies Fund or Value Line Premier Growth Fund invests in stock of foreign issuers, such Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Value Line Fund, Value Line Larger Companies Fund or Value Line Premier Growth Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

For shareholders who fail to furnish to a Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, each Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

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The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from a Fund. While the Funds do not expect their shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of that Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

Under the Foreign Account Tax Compliance Act (“FATCA”), each Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on July 1, 2014 for payments of income dividends and commencing on January 1, 2017 for payments of capital gain dividends and gross redemption proceeds.

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In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently proposed as /Form W-8BEN-E for entities) to avoid the FATCA withholding. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

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FINANCIAL STATEMENTS

Each Fund’s financial statements for the year ended December 31, 2013, including the financial highlights for each of the five fiscal years in the period ended December 31, 2013, appearing in the 2013 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

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DESCRIPTION OF RATINGS

Description of Value Line Financial Strength Ratings

Value Line ranks the companies followed by The Value Line Investment Survey (Standard Edition or the Small and Mid-Cap Edition), into nine categories as follows:

A++ Greatest relative financial strength. Companies among the very strongest of the approximately 3,500 followed by The Value Line Investment Survey.

A+ Excellent relative financial strength. Companies with very high financial strength, but not quite the highest among the Value Line 3,500.

A High-grade relative financial strength.

B++ Above average relative financial strength among the Value Line 3,500.

B+ Very good relative financial strength; approximately average among the companies in the Value Line 3,500.

B Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.

C++ Below average relative financial strength.

C+ Significantly below average relative financial strength.

C Weakest relative financial strength.

The Value Line ratings are based upon an analysis of a number of financial variables including the size and stability of a company’s profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company’s tax rate and the stock’s price stability.

Description of Standard & Poor’s Ratings Services

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default.

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Description of Moody’s Investors Service, Inc. Ratings

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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